Report Name - 10F-3

Fund - CGCM Core Fixed Income Investments

                                Period : 09/01/05 through 02/28/06


                                    ID : 703
                           Issuer Name : Semgroup LP (due 11/15/15)
                            Trade Date : 11/04/05
                        Selling Dealer : Banc of America Securites LLC
                Total Shares Purchased : 30,000.00
                        Purchase Price : 98.38
                    % Received by Fund : 0.009%
                        % of Issue (1) : 0.240%
        Other Participant Accounts (2) :         810,000.00
                      Issue Amount (2) :     350,000,000.00
          Total Received All Funds (2) :         840,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.

              Report Name:  10F-3 Syndicate Supplement

                                Issuer:  Semgroup LP (11/15/15)
                            Trade Date:  11/04/05
                 Joint/Lead Manager(s):  Banc of America Securities LLC
                                         BNP Paribas
                                         Harris Nesbitt
                                         JP Morgan
                                         Scotia Capital Inc.
                        Co- Manager(s):  Bosc Inc.
                                         Citigroup
                                         Fortis Securities
                                         Piper Jaffray & Co.
                                         RBC Capital Markets
                                         Wedbush Morgan Securities Inc.
                         Selling Group:  N/A





                                    ID : 743
                           Issuer Name : Shinsei Fin Cayman Ltd
                            Trade Date : 02/16/06
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 100,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.013%
                        % of Issue (1) : 0.013%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     775,000,000.00
          Total Received All Funds (2) :         100,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


 Report Name:  10F-3 Syndicate Supplement

                                Issuer:  Shinsei Fin Cayman Ltd
                            Trade Date:  02/16/06
                 Joint/Lead Manager(s):  Morgan Stanley
                                         Goldman Sachs International
                                         Shinsei International Ltd
                        Co- Manager(s):  Deutche Bank
                                         JP Morgan
                                         Nikko Citigroup
                                         Nomura International
                                         UBS Investment Bank
                         Selling Group:  N/A









                                    ID : 745
                           Issuer Name : Oracle Corp Ozark Holding Inc Nts
                            Trade Date : 01/10/06
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 900,000.00
                        Purchase Price : 99.637
                    % Received by Fund : 0.018%
                        % of Issue (1) : 0.018%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :   5,000,000,000.00
          Total Received All Funds (2) :         900,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.




 Report Name:  10F-3 Syndicate Supplement

                                Issuer:  Oracle Corp Ozark Holding Inc.
                            Trade Date:  01/10/06
                 Joint/Lead Manager(s):  Citigroup
                                         Wachovia Securities
                                         JP Morgan

                        Co- Manager(s):  Banc of America
                                         Deutche Bank Securities
                                         Credit Suisse
                                         Merrill Lynch & Co.
                                         Morgan Stanley
                                         Bear Streans & Co. Inc.
                                         Daiwa Securities SMBC Europe
                                         HSBC
                                         KeyBanc Capital Markets
                                         LaSalle Capital Markets
                                         Lehman Brothers
                                         Mitsubishi UFJ Securities
                                         Mizuho International PLC
                                         Wells Fargo Securities
                         Selling Group:  N/A


                                    ID : 760
                           Issuer Name : AIFUL Corp 5% (due 2010)
                            Trade Date : 08/03/05
                        Selling Dealer : JPMorgan
                Total Shares Purchased : 200,000.00
                        Purchase Price : 99.768
                    % Received by Fund : 0.040%
                        % of Issue (1) : 0.040%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     500,000,000.00
          Total Received All Funds (2) :         200,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.




Report Name:  10F-3 Syndicate Supplement

                                Issuer:  AIFUL Corp 5%
                            Trade Date:  08/03/05
                 Joint/Lead Manager(s):  Citigroup
                                         Morgan Stanley
                                         JP Morgan

                        Co- Manager(s):  Credit Suisse First Boston
                                         Nomura International

                         Selling Group:  N/A



                                    ID : 763
                           Issuer Name : Pogo Producing Company (due 2017)
                            Trade Date : 09/21/05
                        Selling Dealer : Goldman
                Total Shares Purchased : 20,000.00
                        Purchase Price : 100.0
                    % Received by Fund : 0.004%
                        % of Issue (1) : 0.128%
        Other Participant Accounts (2) :         620,000.00
                      Issue Amount (2) :     500,000,000.00
          Total Received All Funds (2) :         640,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


Report Name:  10F-3 Syndicate Supplement

                                Issuer:  Pogo Producing Company 6.875% due 2017
                            Trade Date:  09/21/05
                 Joint/Lead Manager(s):  Goldman Sachs & Co.
                        Co- Manager(s):  Banc of America Securities LLC
                                         Citigroup
                                         Harris Nesbitt
                                         BNP Paribas
                                         Scotia Capital
                                         TD Securities
                                         Wachovia Securities
                         Selling Group:  N/A



                                    ID : 771
                           Issuer Name : FHLMC (Freddie Mac) (due 1/18/11)
                            Trade Date : 12/15/05
                        Selling Dealer : Banc of America Securities LLC
                Total Shares Purchased : 1,400,000.00
                        Purchase Price : 99.955
                    % Received by Fund : 0.035%
                        % of Issue (1) : 0.035%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :   4,000,000,000.00
          Total Received All Funds (2) :       1,400,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.



Report Name:  10F-3 Syndicate Supplement

                                Issuer:  FHLMC due 1/18/11
                            Trade Date:  12/15/05
                 Joint/Lead Manager(s):  Banc of America Securities LLC
                                         Goldman Sachs & co.
                                         UBS Securities LLC

                        Co- Manager(s):  HSBC Securities (USA) Inc.
                                         Mitsubishi Securities Intl
                                         Greenwich Capital Markets Inc.
                                         First Tennessee Bk Ntl ASSoc
                                         Morgan Stanley & Co. Inc.
                                         Duetche Bank Securities Inc.
                                         Credit Suisse First Boston LLC
                                         Barclays Capital
                                         Citigroup Global Markets Inc.
                                         Lehman Brothers Inc.
                                         Merrill Lynch Gvt Sec Inc.

                         Selling Group:  N/A


                                    ID : 794
                           Issuer Name : NRG Energy Inc 7.25% 2/1/14
                            Trade Date : 01/26/06
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 80,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.007%
                        % of Issue (1) : 0.025%
        Other Participant Accounts (2) :         215,000.00
                      Issue Amount (2) :   1,200,000,000.00
          Total Received All Funds (2) :         295,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.



Report Name:  10F-3 Syndicate Supplement

                                Issuer:  NRG Energy Inc. 7.25% 2/1/14
                            Trade Date:  01/30/06
                 Joint/Lead Manager(s):  Morgan Stanley
                                         Citigroup
                        Co- Manager(s):  Lehman Brothers
                                         Banc of America Securities
                                         Deuche Bank Securities
                                         Goldman Sachs & Co.
                                         Merrill Lynch & co
                         Selling Group:  N/A